UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
_________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) October 23, 2025
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QT IMAGING HOLDINGS, INC.
(Exact name of Registrant as Specified in Charter)
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Delaware	001-40839	86-1728920
(State or Other Jurisdiction of	(Commission	(IRS Employer
Incorporation or Organization)	File Number)	Identification Number)

3 Hamilton Landing, Suite 160
Novato, CA 94949
(Address of principal executive offices, including Zip Code)
(650) 276-7040
(Registrant's telephone number, including area code)
________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
None	N/A	N/A
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03    Material Modification to Rights of Security Holders
As previously disclosed in the Current Report on Form 8-K filed by QT Imaging Holdings, Inc. (the “Company”) with the U.S. Securities and Exchange Commission (the “SEC”) on August 20, 2025, and again in the Current Report on Form 8-K filed by the Company with the SEC on October 20, 2025 (the “October 20 Current Report”), the Company’s stockholders approved an amendment to the Company’s Second Amended and Restated Certificate of Incorporation (the “Certificate of Amendment”) to effect a reverse split of the outstanding shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), at a specific ratio within a range of 2:1 to 20:1, with the specific ratio to be fixed within this range by the Company’s board of directors (the “Board”) in its sole discretion without further stockholder approval (the “Reverse Stock Split”). As also disclosed in the October 20 Current Report, on October 17, 2025, the Board determined to fix the Reverse Stock Split ratio at 3:1, such that each three shares of Common Stock will be combined and reconstituted into one share of Common Stock upon the effectiveness of the Reverse Stock Split.

Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year..
On October 23, 2025, the Company filed the Certificate of Amendment effectuating the Reverse Stock Split with the Secretary of State of the State of Delaware, effective as of 4:01 p.m., Eastern Time, on October 23, 2025.
As also disclosed in the October 20 Current Report, the Reverse Stock Split shall be effective as of 4:01 p.m., Eastern Time, on October 23, 2025, and the Common Stock will begin trading on the OTCQB Venture Market on a reverse split-adjusted basis on October 24, 2025.
The foregoing description of the Certificate of Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Certificate of Amendment, a copy of which is filed herewith as Exhibit 3.1 to this Current Report and is incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits
(d) Exhibits.

Exhibit No.	Item

3.1	Certificate of Amendment to the Company’s Second Amended and Restated Certificate of Incorporation

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	October 23, 2025
		By:	/s/ Raluca Dinu
		Name:	Raluca Dinu
		Title:	Chief Executive Officer